INTERIM CONSOLIDATED STATEMENTS OF INCOME (LOSS) (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Revenues:
Advertising	$ 42,407	$ 39,884
Search and other	83,987	77,532
Total Revenues	126,394	117,416
Costs and Expenses:
Cost of revenues	10,646	11,834
Customer acquisition costs and media buy	72,939	60,608
Research and development	14,329	10,472
Selling and marketing	17,920	16,992
General and administrative	7,520	6,477
Depreciation and amortization	4,553	4,676
Total Costs and Expenses	127,907	111,059
Income (Loss) from Operations	(1,513)	6,357
Financial expense, net	733	2,314
Income (Loss) before Taxes on income	(2,246)	4,043
Tax benefit	1,341	89
Net Income (Loss)	$ (905)	$ 4,132
Net Earnings (Loss) per Share - Basic and Diluted	$ (0.03)	$ 0.16
Weighted average number of shares
Basic	26,546,844	25,889,230
Diluted	26,546,844	25,891,306